                                       Exhibit 10.1

===================================================================================================
HEADLANDS MORTGAGE               Statement to Noteholders
===================================================================================================
Revolving Home      LIBOR:          5.64063%   Current Collection Period:       8-1-98 thru 8-31-98
Equity Loan
Asset-Backed        Margin:         0.20000%   P&S Agreement Date:                 3/1/98
Certificates
Series 1998-1       Class A         5.84063%   Original Closing Date:              3/25/98
                    Certificate
                    Rate:
                    Class S         1.25000%   Distribution Date:                  9/15/98
                    Certificate
                    Rate:
                    Interest           29      Record Date:                        9/14/98
                    Period
                    8/17/98 thru
                    9/14/98:
                    Weighted        11.17750%  Investor Floating                  97.99963%
                    Average Loan               Allocation %:
                    Rate:
                    Weighted        10.50000%  Investor Fixed Allocation %:       98.00000%
                    Average Net
                    Loan Rate:
                    Maximum Rate:   10.50000%  Pool Factor:                      98.9703368%
===================================================================================================

BALANCES
       Beginning Pool Balance                                                      195,478,993.31
       Beginning Invested Amount                                                   191,584,000.00
       Beginning Class A Note Balance  -- CUSIP 422093AC8                          190,117,790.35
       Beginning Class S Note Balance (Notional Amount) -- CUSIP  422093AD6        190,117,790.35

       Ending Pool Balance                                                         191,029,687.39
       Ending Invested Amount                                                      191,077,539.61
       Certificateholders Subordinated Balance  (TSA)                                3,910,620.04
       Ending Class A Note Balance -- CUSIP   422093AC8                            189,611,329.96
       Ending Class S Note Balance (Notional Amount) -- CUSIP  422093AD6           189,611,329.96

       Additional Balances                                                           3,661,800.66

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                     0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                  0.00
       Cumulative Number of all Retransferred Mortgage Loans (From                              0
       Previous Distributions)
       Cumulative Retransferred Mortgage Loan Trust Balances (From                           0.00
       Previous Distributions)
       Number of all Subsequent Mortgage Loans (Current Date)                                  98
       Subsequent Mortgage Loan Asset Balance (Current Date)                         4,464,418.68
       Cumulative Number of all Subsequent Mortgage Loans                                    1555
       Cumulative Subsequent Mortgage Loan Asset Balance                            54,955,711.26

       Beginning Loan Count                                                                 5,422
       Ending Loan Count                                                                    5,289

DISTRIBUTION AMOUNTS

       Total Investor Noteholders Distribution Amount                                1,592,393.51

       Class A Note Interest                                                           894,495.07
       Unpaid Class A Note Interest Shortfall (current cycle)                                0.00

       Investor Loss Amount                                                                  0.00
       Previous Investor Loss Amount                                                         0.00
       Accelerated Principal Distribution Amount 5.01(vii)  (if Invested                     0.00
       Amount exceeds Class A)
       Scheduled Principal Collection Payment                                          506,460.39

       Total Class A Note Distribution--CUSIP                                        1,400,955.46

       Class S Note Interest                                                           191,438.05
       Unpaid Class S Note Interest Shortfall (current cycle)                                0.00
       Total Class S Note Distribution--CUSIP                                          191,438.05

LOSSES/RETRANSFERS
       Unpaid Class A Note Interest Shortfall Due (From Previous                             0.00
       Distributions)
       Unpaid Class S Note Interest Shortfall Due (From Previous                             0.00
       Distributions)
       Interest Earned on Shortfall @ applicable Certificate Rate                            0.00
       Investor Loss Reduction Amount (From Previous Distributions)                          0.00

DISTRIBUTION TO NOTEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Note Distribution Amount Allocable to Interest                     4.6689445
       Total Class S Note Distribution Amount Allocable to Interest                     0.9992382
       Unpaid Noteholders Interest Shortfall Included in Current                        0.0000000
       Distribution
       Unpaid Noteholders Interest Shortfall Remaining after Current                    0.0000000
       Distribution (Carryover)

       Total Class A Note Distribution Amount Allocable to Principal                    2.6435422
       Scheduled Principal Collections Payment                                          2.6435422
       Accelerated Principal Distribution Amount                                        0.0000000

       Reimbursed Investor Loss Reduction Amounts Included in Current                   0.0000000
       Distribution
       Investor Loss Reduction Amounts after Current Distribution                       0.0000000
       (carryover)

       Total Amount Distributed to Class A Noteholder                                   7.3124867
       Total Amount Distributed to Class S Noteholder                                   0.9992382
       Total Amount Distributed to Noteholders                                          8.3117249

       Credit Enhancement Draw Amount                                                        0.00

       Class A Service Fee                                                              79,215.75

DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                            30
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent              834,000.00

       Number of Mortgages 61 to 90 Days Delinquent                                             5
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent              231,000.00
       Number of Mortgages 91 to 180 or more Days Delinquent                                    5
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days                253,000.00
       Delinquent
       Number of Mortgages 181 or more Days Delinquent                                          0
       Aggregate Principal Balances of Mortgages 181 or more Days                            0.00
       Delinquent
       Number of Mortgage Loans in Foreclosure                                                  4
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                   175,000.00

       Book Value of Real Estate Acquired Through Foreclosure or Grant of                    0.00
       a Deed
       Aggregate Trust Balances of any Liquidated Loans in the Current                       0.00
       Month

       Class A Rate for next          5.58984%                                           5.78984%
       Distribution
       LIBOR
==================================================================================================
       Spread Account Balance:                                                         488,736.55
       Spread Account Transfer to Collection Account:                                        0.00

============================================================================================================================
HEADLANDS MORTGAGE                                       SERVICING CERTIFICATE
============================================================================================================================
Revolving Home Equity Loan  LIBOR:                             5.64063%    Current Collection Period:    8-1-98 thru 8-31-98
Asset-Backed Certificates   Margin:                            0.20000%    S&S Agreement Date:               3/1/98
Series 1998-1               Class A  Certificate Rate:         5.84063%    Original Closing Date:            3/25/98
                            Class S  Certificate Rate:         1.25000%    Distribution Date:                9/15/98
                            Interest Period 8/17/98 thru          29       Record Date:                      9/14/98
                            9/14/98:
                            Weighted Average Loan Rate:        11.17750%   Pool Factor:                    98.9703368%
                            Weighted Average Net Loan Rate:    10.50000%   Investor Floating                97.99963%
                                                                           Allocation %:IFAP
                                                                           Investor Fixed Allocation %:     98.00000%
                            Maximum Rate:                      10.50000%   Beginning Transferor             2.00000%
                                                                           Interest
                            Servicing Fee Rate:                0.50000%    Spread Account Maximum 3%:     5,864,838.60
                            Premium Fee Rate:                  0.17000%    Required                       1,466,209.65
                                                                           Overcollateralization Amt:
                            Trustee Fee                        0.00750%    Certificateholders             3,910,620.04
                                                                           Subordinated Amt
============================================================================================================================

BALANCES
           Beginning Pool Balance                                                                        195,478,993.31
           Beginning Invested Amount                                                                     191,584,000.00
           Beginning Certificateholders Subordinated Principal Balance                                     5,376,829.69
           Beginning Class A Certificate Balance -- CUSIP                                                190,117,790.35
           Beginning Class S Certificate Balance (Notional Amount) -- CUSIP                              190,117,790.35
           Overcollateralization Amount                                                                    1,466,209.65
           Overcollateralization Loan Amount                                                                       0.00

           Ending Pool Balance                                                                           191,029,687.39
           Ending Invested Amount                                                                        191,077,539.61
           Ending Certificateholders Subordinated Principal Balance                                        5,883,290.08
           Certificateholders Subordinated Balance  (TSA)                                                  3,910,620.04
           Ending Class A Certificate Balance -- CUSIP                                                   189,611,329.96
           Ending Class S Certificate Balance (Notional Amount) -- CUSIP                                 189,611,329.96

           Additional Balances                                                                             3,661,800.66

           Number of all Retransferred Mortgage Loans (Current                                                        0
           Retransfer Date)
           Retransferred Mortgage Loan Trust Balances (Current                                                     0.00
           Retransfer Date)
           Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                        0
           Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                     0.00
           Number of all Subsequent Mortgage Loans (Current Date)                                                    98
           Subsequent Mortgage Loan Asset Balance (Current Date)                                           4,464,418.68
           Cumulative Number of all Subsequent Mortgage Loans                                                     1,555
           Cumulative Subsequent Mortgage Loan Asset Balance                                              54,955,711.26

           Beginning Loan Count                                                                                   5,422
           Ending Loan                                                                                            5,289
           Count

COLLECTION AMOUNTS
    1      Aggregate of All Mortgage Collections (Gross)                                                   9,845,267.36
    2      Total Mortgage Interest Collections (Gross)                                                     1,734,160.78
           Servicing Fees (current collection period)                                                         81,449.58
           Deferred Interest Transfer  (DI)                                                                        0.00
    3a     Mortgage Principal Collections                                                                  8,111,106.58

    3b     Insurance Proceeds                                                                                      0.00
    3c     Net Liquidation Proceeds                                                                                0.00
    3      Total Mortgage Principal Collections                                                            8,111,106.58
           Aggregate of Transfer Deposits                                                                          0.00
           Investor Loss Amount                                                                                    0.00
           Aggregate Investor Loss Reduction Amount                                                                0.00

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
           Investor Interest Collections (Gross+DI-Service                                                 1,619,650.82
           Fee)*IFAP
           Investor Principal Collections (zero available until end of                                             0.00
           funding period)
           Transferor Interest Collections                                                                    33,060.38
           Transferor Principal Collections                                                                        0.00

DISTRIBUTION AMOUNTS
           Class A Certificate Interest 5.01 (i)                                                             894,495.07
           Unpaid Class A Certificate Interest Shortfall (current cycle) 5.01(i)                                   0.00
           Class S Certificate Interest 5.01 (ii)                                                            191,438.05
           Unpaid Class S Certificate Interest Shortfall (current cycle) 5.01(ii)                                  0.00
           Investor Loss Amount  5.01(iii)                                                                         0.00
           Previous Investor Loss Amount 5.01(iv)                                                                  0.00
           Monthly Insurance Premium 5.01(v)                                                                  26,035.58
           Credit Enhancer Reimbursement 5.01(vi)                                                                  0.00
           Accelerated Principal Distribution Amount 5.01(vii)                                                     0.00
           Spread Account Deposit 5.01(viii)                                                                       0.00
           Trustee Fee 5.01 (ix)                                                                               1,221.74
           Payment to Servicer per Section 7.03 5.01 (x)                                                           0.00
           Deferred Interest 5.01 (xi)                                                                             0.00
           Remaining Amount to Transferor 5.01 (xii)                                                         506,460.39
           Total Certificate Distribution Allocable to Interest                                            1,619,650.83

           Maximum Principal Payment                                                                       7,948,884.45
           Alternative Principal Payment                                                                   4,449,305.92
           Guaranteed Principal Distribution Amount                                                                0.00
           (after TSA=zero)
           Scheduled Principal Collection Payment  (Lesser of Max Prin and Alter Prin)                       506,460.39
           Accelerated Principal Distribution Amount 5.01(vii) / Investor Loss Amount                              0.00
           Total Certificate Distribution Allocable to Principal                                             506,460.39

           Transferor Interest Collections                                                                    33,060.38
           Transferor Interest Collections 5.01 (xii)                                                        506,460.39
           Transferor Principal Collections                                                                        0.00
           Transferor Distribution Amount                                                                    539,520.77

    LOSSES/RETRANSFERS
           Unpaid Class A Certificate Interest Shortfall Due (From Previous Distributions)                         0.00
           Unpaid Class S Certificate Interest Shortfall Due (From Previous Distributions)                         0.00
           Interest Earned on Shortfall @ applicable Certificate Rate                                              0.00
           Investor Loss Reduction Amount (From Previous Distributions)                                            0.00

    DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A $1,000 DENOMINATION)
           Total Class A Certificate Distribution Amount Allocable to Interest                                4.6689445
           Total Class S Certificate Distribution Amount Allocable to Interest                                0.9992382
           Unpaid Certificate Interest Shortfall Included in Current Distribution                             0.0000000
           Unpaid Certificate Interest Shortfall Remaining after Current Distribution (Carryover)             0.0000000

           Total Class A Certificate Distribution Amount Allocable to Principal                               2.6435422
           Scheduled Principal Collections Payment                                                            2.6435422

           Accelerated Principal Distribution Amount                                                          0.0000000

           Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                        0.0000000
           Investor Loss Reduction Amounts after Current Distribution                                         0.0000000
           (carryover)

           Total Amount Distributed to Class A Certificateholder                                              7.3124867
           Total Amount Distributed to Class S Certificateholder                                              0.9992382
           Total Amount Distributed to Certificateholders                                                     8.3117249

           Credit Enhancement Draw Amount                                                                          0.00

DELINQUENCIES/FORECLOSURES
           Number of Mortgages 30 to 59 Days Delinquent                                                              30
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                834,000.00
           Number of Mortgages 60 to 89 Days Delinquent                                                               5
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                231,000.00
           Number of Mortgages 90 to 179 or more Days Delinquent                                                      5
           Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                       253,000.00
           Number of Mortgages 180 or more Days Delinquent                                                            0
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                   0.00
           Number of Mortgage Loans in Foreclosure                                                                    4
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                     175,000.00

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                               0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                   0.00
========================================================================================================================

           Prior Month Ending Balance after Purchase of Subsequent Loans:                                     15,626.73
           Current Funding Account Deposits:                                                               4,449,305.92
           Withdrawal for Subsequent Loan Purchase:                                                       (4,464,418.68)
           Funding Account Ending Balance:                                                                       513.97
           Funding Account Earnings:                                                                         328,454.50

           Beginning Spread Account Principal Balance: (total cash available to Ambac)                       488,736.55
           Spread Account  Deposit (this distribution):                                                            0.00
           Spread Account Withdrawl (this distribution):                                                           0.00
           Ending Spread Account Principal Balance: (total cash available to Ambac)
                                                                                                             488,736.55

           Total Spread Account:                                                                           5,865,566.24
           Net Excess Spead:                                                                                     2.339%

           Capitalized Interest Account Activity:                                                                  0.00
           Capitalized Interest Account Ending Balance:                                                            0.00

           OFFICER'S CERTIFICATE
           All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

           The Attached Servicing Certificate is true and correct in all material respects.


           --------------------------------------------------------------
           A Servicing Officer    Debora M. Toso